Exhibit 99.1

Q1 2023 Investor Presentation Q1 2023 Investor Presentation N A S D A Q : M I G I May 2023

FY2022 Investor Presentation 2 LEGAL DISCLAIMER Information contained herein is derived from various internal and external sources which the Company considers reliable, but no representations or warranties are made by Company, or any of its affiliates, employees or representatives as to the accuracy or completeness of such information. The Company has not independently verified any of the information set forth in this Presentation. No representation is made as to the reasonableness of the assumptions within or the accuracy or completeness of any projections or modelling or any other information contained herein. Any data on past performance or modelling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this Presentation. The information contained in this Presentation does not purport to contain all of the information that a prospective investor may desire. In all cases, interested parties should conduct their own investigation and analysis of Company and the information contained herein. Except as otherwise expressly indicated, this Presentation speaks as of the date hereof. The Company, does not undertake to update the information contained herein, correct any inaccuracies that may become apparent or provide the recipient with access to any additional evaluation material. The delivery of this Presentation does not imply that there has been no change in Company’s affairs after the date hereof. This Presentation is not a prospectus, disclosure document or offering document, and does not constitute an offer or invitation to apply for securities under any. In particular, this Presentation shall not form the basis of or be relied on in connection with any contract or commitment whatsoever. FORWARD LOOKING STATEMENTS/USE OF PROJECTIONS Statements made in this presentation include forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements can be identified by the use of words as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” target,” or comparable terminology. All financial forecasts are forward - looking statements, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. All forward - looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward - looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company's Annual Report on Form 10 - K filed with the SEC on March 23, 2023, as may be supplemented or amended by future filings of the Company. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events, new information or otherwise. More specifically, it is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, or when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. NO OFFER OR SOLICITATION This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer, sale or solicitation of any securities shall be made in any jurisdiction in which such offer, sale or solicitation would be prohibited. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. INVESTOR NOTICES Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward - looking statements described under “Risk Factors” in our most recent SEC filings including our Annual Report on Form 10 - K filed with the SEC on March 23, 2023. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. There can be no assurances as to when we may see any long - term sustained recovery in the bitcoin market, whether any such recovery might be significant, or whether other factors such as high input prices and high network difficulty will improve. NON - GAAP FINANCIAL MEASURES T he Company utilizes a number of different financial measures, both GAAP and non - GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The Company considers the use of non - GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. While the Company uses non - GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, the Company does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, the Company believes that disclosing non - GAAP financial measures to the readers of its financial information provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. Investors are cautioned that there are inherent limitations associated with the use non - GAAP financial measures as an analytical tool. In particular, non - GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. In addition, other companies, including other companies in the Company’s industry, may calculate non - GAAP financial measures differently than the Company does, limiting their usefulness as a comparative tool.

Q1 2023 Investor Presentation 3 Mawson has a dynamic operational model that allows us to adapt to market conditions to maximize returns. Mawson At A Glance 1. Bitcoin Mining Currently approximately 13,500 deployed miners as at May 10, with a total of approximately 20,000 available for deployment. 2. Data Center Hosting Currently approximately 50MW of online hosting hardware with a pipeline of approximately 70MW more planned for deployment over the next 6 Months. 3. Energy Markets Program Mawson's industry leading Energy Markets Program (EMP) is beneficial for households, the grid, and lucrative for Mawson.

Q1 2023 Investor Presentation 4 Q1 2023 Operational Highlights Operational & Strategic Highlights Closed the sale agreement for Texas facility and assets for cash and cash equivalent payments of $8.5 million. 1 $8.5 M Signed new Corning facility with 24MW available and up to 50MW expansion possible. 1 50 MW 2 Secured an additional 20MW at our Midland Facility bringing the total to 120MW 120 MW Commissioned infrastructure for additional 70MW at Midland, and 12 MW at Sharon bring readily available power to 132MW 132 MW Bitcoin production for Q1 121 BTC Completed a registered direct offering for approximately $5 million to existing investors 1 $5 M 1. Event subsequent to the end of Q1 2. Subject to current infrastructure expansion

Q1 2023 Investor Presentation 5 Bitcoin Mining Best In Class Operations Uptime % in Q1 2 Current Online Capacity 1 Total MW Capacity 1 Energy Mix 92% 8% 264MW 88MW Average Site Max Temp in Q1 43 o F CO 2 Free 1. At 10 May 2023 based on available energy draw 2. Based on Foreman monitoring data Curtailed % in Q1

Q1 2023 Investor Presentation Mawson strategically locates and acquires assets in preferred locations which provide optimal operating conditions – in a variety of different ways Mawson Locations Georgia Texas Pennsylvania/ Ohio Curtailment/Demand Response Deregulated Electricity Market Cool climate Robust Grid Low Energy Costs Readily accessible local workforce Optimal operation of air cooled containers

Q1 2023 Investor Presentation 7 Mawson utilizes its market leading modular system, in its strategically selected locations to maximize ROI. We strive to have the most efficient deployment of capital in the market Mawson Advantages Cost to Deploy Immersion Mawson MDC $698,000 per MW $155,000 per MW $3,635 per Miner $527 per Miner By choosing optimal operating environments, Mawson has removed the need to consider immersion cooling in the short term. Our climate is cool, consistent and perfect for air cooled minig – which drives down the cost of deployment, and drives up our ROI and capital efficiency.

8 Midland, PA USA Secure Energy Pipeline Pipeline Sites 1 +300 MW 13+ Years Lease term 1. 2. Pipeline and Target expansion sites refer to real estate sites with access to stranded and distressed energy that we have identified and are in various stages of commercial negotiations for purchase or lease. Capacity refers to the maximum power able to be drawn, and not the commitment that Mawson has the infrastructure or machinery in place at this time to fully utilize this power. Q1 2023 Investor Presentation Sharon, PA USA 14+ Years Existing Capacity 2 Target Expansion 1 120 MW Site 3 PA USA TBC 150 MW Corning Ohio USA 9+ years 24 MW 8 MW Site 1 PA, USA 5+ Years Energy Infrastructure underpins future growth Over 400MW of current and potential energy projects in the PJM Energy Market Rapid deployment Proven history of efficient and rapid site development Future development pipeline Expansion and development of new and existing facilities in the PJM energy market 120 MW Site 2 Ohio USA TBC 24 MW 16 MW 26 MW

Q1 2023 Investor Presentation 9 Mawson Infrastructure Capacity 3 Q1 2023 Target 2023 1 Δ Target 2024 1 Δ Total Secured Capacity (MW) 240 MW 350 MW +110 MW 400 MW +50 MW Total Online Capacity (MW) 50 MW 200 MW +150 MW 300 MW +100 MW Total Exahash (EH) Online 2 1.8 EH 7.2 EH +5.4 EH 10.0 EH +2.8 EH 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 2024 MIGI Self Mining Actual Hash Rate (EH) MIGI Self Mining Target Hash Rate (EH) 500.00 450.00 400.00 350.00 300.00 250.00 200.00 150.00 100.00 50.00 0.00 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 2024 Power Capacity MW Anticipated future capacity 1. There is no guarantee that Mawson will have the equipment or complete the developments required to reach these targets. 2. Based on theoretical scenarios using current model equipment of approximately 30MW per EH 3. Combined hosting and self mining

Q1 2023 Investor Presentation Mawson utilizes self mining as one of its 3 core revenue streams. This is facilitated by a fleet of miners that are deployed or ready for deployment. Mawson Mining Qty Miners Total EH Potential BTC revenue per day 1 Potential USD revenue per day 2 Potential USD revenue annually 2 Currently Deployed 3 13,500 1.15 EH 3.01 BTC $84,280 $30.76m Stored and available for deployment 6,500 0.55 EH 1.44 BTC $40,320 $14.72m Total 20,000 1.7 EH 4.45 BTC $124,600 $45.48m 1. Calculated on 9 May using Bitcoin Mining Calculator - BTC Mining Calculator – CoinWarz 2. Gross revenue based of a BTC price of $28,000. There is no guarantee that Mawson will generate this income and the assumption relies on all machines working to 100% capacity with 100% uptime. 3. In position operational or ready for operation as at May 10 2023

Q1 2023 Investor Presentation 11 ESG Focus 100,000 Carbon free 1 Pennsylvania, USA • Mawson supporter of Buhl Park (community park) • Community College Beaver County Scholarship Program • Lincoln Park Performing Arts Centre Supporter • Library Park, Beaver Falls sponsorship • Heritage Valley Health System Supporter • Independent Board of Directors • Code of Ethics and Business Conduct • Audit & Compensation Committee Net Zero Carbon Nuclear Power – Socially Engaged Governance Framework A responsible, accountable and ethical approach to corporate governance underpins the way we do business. Trees Planted to date 4,134 2 Tonnes of CO2 emissions avoided through Energy Demand Response Programs in Q1 All energy used in hosting and self mining is carbon free 1. 2. Only relates to direct power usage for mining operations. Data calculated by Voltus inc. for the period. Ohio, USA • Member of Ohio Manufacturers Association (OMA)

Highly Experienced
Management & Board

Board



James Manning
Founder & CEO

15 years management experience across technology, accounting, logistics, property development



Greg Martin
Independent Non-Executive Chair

25 years with AGL Energy (AGL.ASX), Australia's largest energy generator/retailer, 5 years as CEO and Managing Director



Michael Hughes
Independent Non-Exec Director

30 years experience across financial services. Previous Commercial Director of Sealink Travel Group (SLK.ASX)



Rahul Mewawalla
Independent Non-Exec Director

Served as CEO, President, Chairman, other leadership roles across public and private companies and as board director for several NASDAQ-listed public companies.

Executive Team



Ariel Sivikofsky
Chief Financial Officer

Highly experienced Chartered Accountant, with broad experience in a multitude of industries



Liam Wilson
Chief Operating Officer

16 years experience in senior operational management roles across multiple industries



Tim Broadfoot
Chief Corporate Officer

10 years experience in senior management, operations, corporate finance and funds management.



Craig Hibbard
Chief Development Officer

15 years' experience in business leadership and delivery of major projects



Tom Hughes
General Counsel

Over 15 years' legal experience across technology, banking and asset management, formerly with Macquarie Bank, ANZ Bank and HUB24



Ben Hertel
Chief People Officer

Ben brings 13 years of both Human Resources and Operations Management experience throughout a wide scope of workforces.

Mawson

Q1 2023 Investor Presentation 12

Q1 2023 Investor Presentation 13 Ticker NASDAQ: MIGI Share price $2.88 Shares outstanding 14,131,110 Market Capitalisation Mawson Shareholder $40.7M Based on share price as at 6 May, 2023 Net Assets $ 66.73 M Net Assets per Share 24% $ 4.72 Trading discount 39% 0 5 10 15 20 25 30 35 0.00 5,000.00 10,000.00 15,000.00 20,000.00 25,000.00 30,000.00 35,000.00 40,000.00 45,000.00 50,000.00 Apr 30, 2023 Apr 09, 2023 Mar 19, 2023 Feb 26, 2023 Feb 05, 2023 Jan 15, 2023 Dec 25, 2022 Dec 04, 2022 Nov 13, 2022 Oct 23, 2022 Oct 02, 2022 Sep 11, 2022 Aug 21, 2022 Jul 31, 2022 Jul 10, 2022 Jun 19, 2022 May 29, 2022 May 08, 2022 Apr 17, 2022 Mar 27, 2022 MIGI Stock Price BTC Price Axis Title MIGI Stock V BTC Price BTC Price MIGI Stock Price

Q1 2023 Investor Presentation 14 Monday May 15 5pm ET 10Q Quarter 1 2023 Mawson Financials 24% Dial in Number for U.S. Callers: 1 - 800 - 764 - 8268 Dial in Number for International Callers: 1 - 212 - 231 - 2919 Please Reference Conference ID: 22026932 The call will also be accompanied live by webcast and will be accessible at: https://viavid.webcasts.com/starthere.jsp?ei=1614176& tp_key=1ed798343f Access Details

Q1 2023 Investor Presentation 201 Clark Street, Sharon, PA 16146, USA info@mawsoninc.com Investor Relations Brett Mass Hayden IR mawson@haydenir.com Head Office